THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                        CUTLER APPROVED LIST EQUITY FUND

                        Supplement Dated April 5, 1999 to
                        Prospectus Dated October 30, 1998

1. On April 26, 1999, a special meeting of the shareholders of the Cutler Approved List Equity Fund (the "Fund") will be held to vote on the following two proposals. Only shareholders of record on March 15, 1999 are entitled to vote.

Proposal 1. It is proposed that the Fund's investment objective be changed from "to seek current income and long-term capital appreciation by investing in at least 90% of the common stocks within the Adviser's Approved List" to "to seek current income and long-term capital appreciation." If this proposal is approved, the Fund will seek to meet its objective by investing in "value" stocks -- stocks whose price/earnings ratios are lower relative to the S&P 500. The Fund would no longer be required to invest any particular amount of its assets in the common stocks on the Approved List. The Fund, however, will be able to purchase companies that are listed on exchanges other than the New York Stock Exchange. The Fund will no longer be required to purchase companies that paid dividends continuously for at least 20 years, but it will focus on dividend paying stocks and will attempt to maintain a yield above the market average. Lastly, the Fund's restrictions that it only purchase commercial paper rated Prime-1 and senior debt rated in the three highest rating categories will be eliminated. If this proposal is approved, the Fund's name will be changed to "Cutler Value Fund."

Proposal 2. It is proposed that the Fund's fundamental investment restriction on purchasing foreign investments be removed. If this proposal is approved, the Fund would be able to invest a portion of its assets in foreign issuers through American Depositary Receipts. Although the Fund has no current intention of investing directly in the securities of foreign issuers or purchasing securities on a foreign market, removal of this investment limitation will enable the Fund also to make these investments in the future.

2. Following is a description of the Portfolio Manager of Cutler Approved List Equity Fund (see page 7 of the Prospectus):

"Mr. Robert W. Lamberti, CFA, Portfolio Manager for the Cutler Approved List Equity Fund, received his B.S. from Purdue University and his M.B.A. in Finance from Temple University in 1995. From 1993 to 1995, Mr. Lamberti was an Economic Analyst and Treasury Analyst for the Rohm and Haas Company. From 1995 to 1997, Mr. Lamberti was a Senior Financial Analyst in the Emulsion Polymers Division at Air Products and Chemicals, Inc. From 1997 to April 1998, he was a Senior Analyst at Valuation Research Corporation. Mr. Lamberti joined Cutler & Company, LLC as an assistant Portfolio Manager in April, 1998 and was promoted to Portfolio Manager in December, 1998."